UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 12, 2005
                                                   -------------


                             WINFIELD CAPITAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          New York                    33-94322                   13-2704241
----------------------------        -----------              ------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Organization)              File Number)             Identification No.)


               237 Mamaroneck Avenue, White Plains, New York 10605
               ---------------------------------------------------
                         (Address of Principal Executive
                          Offices, including Zip Code)


                                 (914) 949-2600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On June 13, 2005, Winfield Capital Corp. (the "Company") was notified in a letter dated June 12, 2005 by Allen L. Weingarten, Director that he was resigning from the Company's Board of Directors effective June 12, 2005. Mr. Weingarten resigned for personal reasons not involving any disagreement with the registrant. He will not be replaced. Mr. Weingarten was a member of the Audit and Compensation Committees of the Board Of Directors (the "Committees"). These Committees will be comprised of the three remaining independent directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WINFIELD CAPITAL CORP.
                                       (Registrant)

Date:    June 13, 2005                 By: /s/ R. SCOT PERLIN
                                           -------------------------------------
                                           R. Scot Perlin
                                           Chief Financial Officer and Secretary

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